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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report JANUARY 23, 2001
                        (Date of earliest event reported)


                          DATATRAK INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


            Ohio                       (000-20699)               34-1685364
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(State or other jurisdiction of    (Commission File No.)     (I.R.S. Employer
incorporation)                                              Identification No.)

 20600 Chagrin Boulevard, Cleveland, Ohio                       44122
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:         (216) 921-6505
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ITEM 9.   REGULATION FD DISCLOSURE

         On January 23, 2001, DATATRAK International, Inc. (the "Company"), announced that it has made available a review of the year 2000 specifically related to the Company and to certain aspects of the Electronic Data Capture market in general. This review can be accessed by going to the Company's Web site at www.datatraknet.com and selecting the option "Review of 2000." In addition, a copy of the review has been filed as Exhibit 99.2 to this Current Report on Form 8-K.







                               SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               DATATRAK INTERNATIONAL, INC.

                               By: /s/ Terry C. Black
                                  ---------------------------------
                                   Terry C. Black
                                   Vice President of Finance, Chief Financial
                                   Officer, Treasurer and Assistant Secretary


Date:  January 23, 2001


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                                  EXHIBIT INDEX
                                  -------------

   EXHIBIT NO.                     DESCRIPTION                       PAGE
   -----------                     -----------                       ----

   99.1           Press Release Issued by the Company
                  on January 23, 2001.                               4

   99.2           DATATRAK International: Review of the
                  Industry and the Company for 2000                  5